SEMIANNUAL REPORT
                              FASCIANO FUND, INC.

                              (FASCIANO FUND LOGO)

                               December 31, 1997

FASCIANO FUND, INC.

                                                               February 20, 1998
Dear Shareholder:

  1997 shaped up to be an above-average year.  For the six months ended
December 31, Fasciano Fund gained 15.6%. The total return for calendar 1997 was 21.5%. Since the fund's beginning more than ten years ago, shareholders have earned a compounded average annual return of 15.8%*<F1>.

  Performance results for various periods ending December 31, 1997 are summarized below.
                                                  Average Annual
                                                    ---------- ------------
               Six months    One year   Three year   Five year   Ten year**<F2>
              -----------    --------   ----------   ---------   ----------
Fasciano Fund       15.6%       21.5%        26.3%       17.7%        16.9%
Small Company
  Funds Average+<F3>11.0%       21.4%        24.2%       17.4%        17.3%
S&P 500             10.6%       33.4%        31.2%       20.3%        18.0%
Russell 2000        11.0%       22.4%        22.3%       16.4%        15.8%

  In addition to these strong investment returns, Fasciano shareholders experienced lower share price volatility because our portfolio emphasizes small-cap equities that have reduced risks. These companies have the following qualities:

      Sound financial condition    Steady growth in low-tech or soft-tech
                                   businesses
     Strong cash flows             Heavy insider ownership
     Demonstrated profitability    Conservative valuations

  The analytical checkpoints listed above are important to our strategy going forward. We are targeting a conservative balance between risk and reward. This approach keeps your investment dollars working hard, but with some measure of safety. As financial markets gyrate, remember our process for selecting smaller companies for the portfolio screens out companies that are chronically troubled, unproven or highly speculative.

  This rational approach to selecting investments yields a residual benefit. Companies that look attractive to long-term investors like us may look inviting to acquirers of whole companies as well, often times

*<F1>From August 1, 1987 (commencement of operations).
**<F2>From January 1, 1988. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to that date, the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Fund had been registered during that period, the Fund's return may have been lower. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000. The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+<F3>Source:  Morningstar, Inc.  See Performance Distribution Summary.
at significant premiums. In recent months, we have seen several of our holdings acquired. International Dairy Queen was bought by Berkshire Hathaway, Regal Cinemas was acquired by KKR/Hicks Muse, Culligan Water Technologies was purchased by U.S. Filter, Advantage Bank was absorbed into Marshall & Ilsley, Heritage Financial was targeted by First Midwest and Trimas was bought by MascoTech.

  Also, discipline plays an important role in managing money. Investors must buy when others are fearful. The Asian financial and economic crisis, which injected a heavy dose of fear into the market's mindset toward the end of last year, gave us the opportunity to put our cash to work at attractive prices. Our purchases targeted smaller niche companies with little or no Asian exposure.

  As Fasciano Fund enters its second decade, I am gratified with our progress to date and excited about our future. Looking back to August 1987, Fasciano Fund was founded with assets of one million dollars, the capital of twenty confident investors residing in Illinois and Wisconsin. Today, Fasciano Fund has grown to $65 million in assets with 2,300 shareholders across the country. During this period, our expense ratio has declined even as important administrative and operational services have been added. The fund's performance record speaks for itself, though I am most proud of the year of worst performance: In 1990, Fasciano Fund was down 1.2%, its only down year.

  While we have made significant strides, I know Fasciano Fund is closer to the beginning than to the end of its story. Going forward, we will stay focused on smaller-cap equities. Our one fund, one philosophy strategy will prevent us from trying to do too much. We will not dilute the quality of our investment effort.

  I am pleased to announce several new shareholder-friendly features we have added to Fasciano Fund. Telephone purchase and redemption of shares is now available for your convenience. Also, we have added Roth and Education IRA's to enhance your planning options. And starting in 1998, if you have $10,000 or more invested in your Fasciano IRA's, you pay no annual maintenance fees. To learn more about these features, please call us toll-free at 800-848-6050.

  Thank you for selecting Fasciano Fund to achieve your long-term financial goals. As always, I am totally committed to providing you with the long-term performance and service you expect.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 o 800-848-6050

PERFORMANCE AND DISTRIBUTION SUMMARY


                                           FASCIANO FUND
               --------------------------------------------------------------------
                                      Distributions                          Annual                        Small      U.S.
                                    -----------------
    Calendar    Beginning                      Capital             Ending    Total      S&P               Company    Treasury
      Year        NAV                Income     Gains               NAV      Return     500                Funds*<F4> Bills
    --------    ---------            ------    ------              ------    ------    ------             --------   --------
      1989       $11.45               $0.24     $0.59              $13.16     22.5%     31.7%               23.6%      8.1%
      1990       $13.16               $0.12     $0.38              $12.50     (1.2)%    (3.1)%              (9.5)%     7.5%
      1991       $12.50               $0.02     $0.36              $16.40     35.1%     30.5%               50.3%      5.4%
      1992       $16.40               $0.00     $0.46              $17.29      7.7%      7.6%               13.7%      3.5%
      1993       $17.29               $0.00     $1.00              $17.68      8.1%     10.1%               17.1%      3.0%
      1994       $17.68               $0.00     $1.14              $17.18      3.7%      1.3%               (0.7)%     4.3%
      1995       $17.18               $0.00     $1.34              $21.18     31.1%     37.5%               31.3%      5.5%
      1996       $21.18               $0.00     $0.59              $26.20     26.5%     23.0%               20.1%      5.0%
      1997       $26.20               $0.00     $1.49              $30.31     21.5%     33.4%               21.4%      4.9%

<F4>The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.



TOP TEN HOLDINGS AT A GLANCE


                      % OF TOTAL                                                                                    % OF COMMON
TOP TEN            NET ASSETS AS             INDUSTRY         SUMMARY                                 NET        STOCK OWNED BY
HOLDINGS             OF 12/31/97             GROUPING         DESCRIPTION               SALES*<F6>INCOME*<F6>        MANAGEMENT
--------           -------------             ---------        ------------              -------  --------       ---------------
Pulitzer                    4.5%             Communications   Newspapers, television,    $580.5     $64.5                 68.6%
  Publishing Co.                               & Media          radio broadcasting

Central                     4.3%             Consumer         Operates parking facili-   $222.9     $20.2                 44.5%
  Parking Corp.                                Products         ties in 34 states as well
                                                                as internationally

Cardinal                    4.0%             Health Care      Value-added pharme-     $11,409.8    $195.5                  5.2%
  Health, Inc.                                 Products         ceutical distribution
                                                                services

Ocwen                       3.5%             Specialty        Specializes in acquiring   $249.0     $81.1                 61.0%
  Financial Corp.                              Finance          and resolving troubled
                                                                loans

Emmis                       3.3%             Communications   Radio broadcasting -       $121.1     $13.4                 34.4%
  Broadcasting                                 & Media          involved in advertising
  Corp.                                                         broadcast tower leasing

International               3.2%             Entertainment    Produces automobile        $123.4     $26.1                 54.9%
  Speedway Corp.                               & Leisure        races and owns auto
                                                                racing tracks

Concord                     3.1%             Business         Provides electronic        $216.4     $38.1                  6.4%
  EFS, Inc.                                    Services         transaction authori-
                                                                zation and processing

Keane, Inc.                 2.9%             Business         Application development    $590.4     $39.9                 18.1%
                                               Services         and integration services;
                                                                provides Year 2000
                                                                solutions

Resource                    2.9%             Specialty        Involved in real estate     $32.0     $10.9                 38.7%
  America, Inc.                                Finance          and equipment leasing
                                                                finance

CDW                         2.8%             Distributor      Sells microcomputer      $1,188.4     $47.8                 56.7%
  Computer                                                      hardware, peripherals,
  Centers                                                       networking products,
                                                                software
Total in Top              ------
  Ten Holdings             34.5%

*<F6>Trailing 12 months, in $ millions


SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997 (unaudited)

                                                                       Market
     Shares Common Stocks                                               Value
     ------ -------------                                              ------
COMMON STOCKS - 95.4%
            HEALTH CARE PRODUCTS & SERVICES - 12.8%
     30,000 Cardinal Health, Inc.                                  $2,253,750
     40,000 Dentsply International, Inc.                            1,220,000
     30,000 Landauer, Inc.                                            840,000
     30,000 Serologicals Corp. *<F7>                                  780,000
     40,000 Brookdale Living Communities, Inc. * <F7>                 690,000
     35,000 Sterile Recoveries, Inc. *<F7>                            599,375
     30,000 Kendle International, Inc. *<F7>                          502,500
     10,000 Vencor, Inc. *<F7>                                        244,375
                                                                  -----------
                                                                    7,130,000
                                                                  -----------
            BUSINESS SERVICES - 12.7%
     70,000 Concord EFS, Inc. * <F7>                                1,741,250
     40,000 Keane, Inc. *<F7>                                       1,625,000
     60,000 Interim Services, Inc. *<F7>                            1,552,500
     25,000 Lason Holdings, Inc. *<F7>                                665,625
     15,000 G & K Services, Inc. - Class A                            630,000
     35,000 Execustay Corporation * <F7>                              341,250
     10,000 Envoy Corporation *<F7>                                   291,250
     10,000 Alternative Resources Corp. *<F7>                         230,625
                                                                  -----------
                                                                    7,077,500
                                                                  -----------
            COMMUNICATIONS & MEDIA - 12.0%
     40,000 Pulitzer Publishing Co.                                 2,512,500
     40,000 Emmis Broadcasting Corporation *<F7>                    1,825,000
     40,000 McClatchy Newspapers - Class A                          1,087,500
     13,400 Central Newspapers, Inc.                                  990,763
     10,000 LCI International, Inc. *<F7>                             307,500
                                                                  -----------
                                                                    6,723,263
                                                                  -----------
            SPECIALTY FINANCE - 8.5%
     80,000 Ocwen Financial Corporation *<F7>                       2,035,000
     35,000 Resource America, Inc. - Class A                        1,601,250
     50,000 American Capital Strategies, Ltd.                         906,250
     13,000 Friedman, Billings, Ramsey Group, Inc. *<F7>              233,187
                                                                  -----------
                                                                    4,775,687
                                                                  -----------
            CONSUMER PRODUCTS AND SERVICES - 8.2%
     52,500 Central Parking Corp.                                   2,378,906
     20,000 Culligan Water Technologies, Inc. *<F7>                 1,005,000
     20,000 International Dairy Queen, Inc. *<F7>                     535,625
     10,000 Viking Office Products, Inc. *<F7>                        218,125
     15,000 LaCrosse Footwear, Inc.                                   217,500
     10,500 Monro Muffler Brake, Inc. *<F7>                           150,938
     10,000 Harold's Stores, Inc. *<F7>                                68,125
                                                                  -----------
                                                                    4,574,219
                                                                  -----------
            ENTERTAINMENT & LEISURE - 7.1%
     75,000 International Speedway Corp. - Class A                  1,767,187
     50,625 Regal Cinemas, Inc. *<F7>                               1,411,172
     14,800 Marcus Corporation                                        272,875
     10,000 Speedway Motorsports, Inc. *<F7>                          248,125
      5,000 Penske Motorsports, Inc. *<F7>                            124,375
      4,100 Carmike Cinemas, Inc. - Class A *<F7>                     117,619
                                                                  -----------
                                                                    3,941,353
                                                                  -----------
            REAL ESTATE INVESTMENT TRUSTS (REIT'S) - 5.9%
    100,000 Imperial Credit Commercial Mortgage Investment Corp.    1,462,500
     50,000 Ocwen Asset Investment Corp.                            1,025,000
     75,000 Annaly Mortgage Management, Inc.                          825,000
                                                                  -----------
                                                                    3,312,500
                                                                  -----------
            COMMERCIAL PRODUCTS AND SERVICES - 5.9%
     30,000 Zebra Technologies Corp. - Class A *<F7>                  892,500
     19,500 IDEX Corp.                                                680,062
     20,000 Inacom Corp. *<F7>                                        561,250
     20,000 Juno Lighting, Inc.                                       350,000
     10,000 Modine Manufacturing Co.                                  341,250
     10,000 Superior Services, Inc. *<F7>                             288,750
     10,000 Communications Systems, Inc.                              177,500
                                                                  -----------
                                                                    3,291,312
                                                                  -----------
            DISTRIBUTOR - 5.1%
     30,000 CDW Computer Centers, Inc. *<F7>                        1,563,750
     60,000 Miami Computer Supply Corp. *<F7>                         862,500
     20,000 Valley National Gases Corporation *<F7>                   213,750
     10,000 TESSCO Technologies, Inc. *<F7>                           195,000
                                                                  -----------
                                                                    2,835,000
                                                                  -----------
            SAVINGS & LOAN - 4.8%
     75,000 ITLA Capital Corporation *<F7>                          1,443,750
     30,000 Alliance Bancorp., Inc.                                   795,000
      6,250 Advantage Bancorp., Inc.                                  442,969
                                                                  -----------
                                                                    2,681,719
                                                                  -----------
            ELECTRONICS - 4.0%
     60,000 Methode Electronics, Inc. - Class A                       975,000
     30,000 Kent Electronics Corp.*<F7>                               753,750
     50,000 Richey Electronics, Inc. * <F7>                           512,500
                                                                  -----------
                                                                    2,241,250
                                                                  -----------
            BANK & BANK HOLDING - 4.0%
     25,000 Cass Commercial Corporation                               618,750
      9,562 Associated Banc-Corp.                                     527,105
     10,000 Corus Bankshares, Inc.                                    395,625
     10,000 Heritage Financial Services, Inc.                         290,000
     20,000 Atlantic Bank & Trust Company *<F7>                       280,000
      4,000 AMBANC Corp.                                              100,000
                                                                  -----------
                                                                    2,211,480
                                                                  -----------
            MACHINERY - INDUSTRIAL - 2.0%
     25,000 Regal-Beloit Corporation                                  739,063
     10,000 Robbins & Myers, Inc.                                     396,250
                                                                  -----------
                                                                    1,135,313
                                                                  -----------
            TRANSPORTATION - 1.3%
     10,000 Eagle USA Airfreight, Inc. *<F7>                          285,000
     10,000 Simon Transportation Services, Inc. * <F7>                240,000
     10,000 Arnold Industries, Inc.                                   172,500
                                                                  -----------
                                                                      697,500
                                                                  -----------
            INSURANCE - 1.1%
     30,000 HCC Insurance Holdings, Inc.                              637,500
                                                                  -----------
            MISCELLANEOUS - 0.0%
      6,667 FRM Nexus, Inc. *<F7>                                       6,667
     20,000 Programming & Systems Inc.  *<F7>                           5,000
                                                                  -----------
                                                                       11,667
                                                                  -----------
            TOTAL COMMON STOCKS (cost: $35,510,147)                53,277,263
                                                                  -----------

  Principal                                                            Market
     Amount Short-Term Investments                                      Value
   -------- ----------------------                                     ------
SHORT-TERM INVESTMENTS - 4.4%
            VARIABLE RATE DEMAND NOTES - 4.4%
  $ 990,177 American Family Financial Services, Inc., 5.64%          $990,177
    796,000 Warner Lambert, 5.49%                                     796,000
    382,428 Wisconsin Electric Power Co., 5.49%                       382,428
    306,979 Johnson Controls, 5.33%                                   306,979
                                                                  -----------
            TOTAL SHORT-TERM INVESTMENTS (cost: $2,475,584)         2,475,584
                                                                  -----------
            TOTAL INVESTMENTS - 100.0% (cost: $37,985,731)         55,752,847
            OTHER ASSETS, LESS LIABILITIES - 0.2%                      89,615
                                                                  -----------
            TOTAL NET ASSETS - 100.0%                             $55,842,462
                                                                  ===========

* <F7>non-income producing security

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (unaudited)

ASSETS
Common stocks, at market value (cost: $35,510,146)                $53,277,263
Variable rate demand notes, at market value (cost: $2,475,584) 2,475,584 Receivables
 Dividends                                                             82,414
 Interest                                                              23,330
Prepaid expenses                                                       38,259
Other assets                                                            4,442
                                                                  -----------
 Total assets                                                     $55,901,292
                                                                  ===========

LIABILITIES AND NET ASSETS
Payables and accrued expenses
 Accrued expenses                                                     $13,692
 Due to adviser                                                        45,138
                                                                  -----------
 Total liabilities                                                     58,830
                                                                  -----------
Net assets
 Common stock, $.01 par value; 10,000,000 shares authorized,
   1,842,561 shares issued and outstanding, and paid-in capital    36,621,591
 Accumulated net investment (loss)                                  (297,754)
 Accumulated undistributed net realized gain                        1,751,508
 Net unrealized appreciation on investments                        17,767,117
                                                                  -----------
 Total net assets                                                  55,842,462
                                                                  -----------
 Total liabilities and net assets                                 $55,901,292
                                                                  ===========

Net asset value per share                                              $30.31
                                                                      =======

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the six months ended December 31, 1997 (unaudited)

INCOME
  Dividends                                                          $162,950
  Interest                                                            237,568
                                                                    ---------
                                                                      400,518
                                                                    ---------
EXPENSES
  Management fee                                                      250,855
  Transfer and disbursing agent fees                                   21,098
  Registration fees                                                     3,586
  Accounting fee                                                       12,098
  Printing expense                                                      6,346
  Legal fees                                                            7,050
  Audit and tax consulting fees                                         6,562
  Administration fees                                                  11,752
  Custodian fees                                                        4,033
  Other operating expenses                                              2,326
                                                                    ---------
  Total expenses                                                      325,706
                                                                    ---------
  Net investment income                                                74,812
                                                                    ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  1,790,218
  Net change in unrealized appreciation                             5,092,648
                                                                    ---------
  Net gain on investments                                           6,882,866
                                                                    ---------
  Net increase in net assets resulting from operations             $6,957,678
                                                                    =========

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended December 31, 1997 (unaudited) and the year ended June 30, 1997

                                                     December 31,    June 30,
                                                             1997        1997
                                                     ------------    --------
OPERATIONS:
 Net investment income (loss)                             $74,812  $(121,302)
 Net realized gain on investments                       1,790,218   2,418,008
 Net change in unrealized appreciation                  5,092,648   2,910,692
                                                       ----------  ----------
 Net increase in net assets resulting from operations   6,957,678   5,207,398
                                                       ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income                       0           0
 Distributions from net capital gains                 (2,597,640)   (742,586)
                                                       ----------  ----------
 Total distributions                                  (2,597,640)   (742,586)
                                                       ----------  ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued (300,002
  and 395,751 shares, respectively)                     9,037,653  10,121,818
 Increase in shares issued in reinvested distributions
   (84,945 and 27,861 shares, respectively)             2,512,667     716,874
 Cost of shares redeemed (72,224 and 84,925 shares,
   respectively)                                      (2,188,619) (2,163,323)
                                                       ----------  ----------
 Net increase in assets derived from capital
  share transactions                                    9,361,701   8,675,369
                                                       ----------  ----------
 Net increase in net assets                            13,721,739  13,140,181
                                                       ----------  ----------
NET ASSETS AT BEGINNING OF PERIOD                      42,120,723  28,980,542
                                                       ----------  ----------
NET ASSETS AT END OF PERIOD (including accumulated
  undistributed net investment loss of ($297,754) and
  ($372,566), respectively)                           $55,842,462 $42,120,723
                                                       ==========  ==========

The accompanying notes to financial statements are an integral part of this statement.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:


                                         (unaudited)
                                          Six Months
                                               Ended
                                        December 31,                         Year ended June 30,
                                                           --------------------------------------------------------
                                                1997         1997        1996         1995        1994         1993
                                         -----------       ------      ------       ------      ------       ------
Net asset value at beginning of year          $27.53       $24.33      $20.17       $17.34      $17.74       $16.30
Income from investment operations:
 Net investment income (loss)                   0.08       (0.03)      (0.05)       (0.24)      (0.05)       (0.05)
 Net realized and unrealized gain on
    securities                                  4.19         3.82        5.55         4.21        0.65         1.95
                                             -------      -------     -------      -------     -------      -------
 Total from investment operations               4.27         3.79        5.50         3.97        0.60         1.90
Less distribution:
 Dividends from net investment income           0.00         0.00        0.00         0.00        0.00         0.00
 Distributions from realized gains on
    securities                                (1.49)       (0.59)      (1.34)       (1.14)      (1.00)       (0.46)
                                             -------      -------     -------      -------     -------      -------
 Total distributions                          (1.49)       (0.59)      (1.34)       (1.14)      (1.00)       (0.46)
                                             -------      -------     -------      -------     -------      -------
Net asset value at end of period              $30.31       $27.53      $24.33       $20.17      $17.34       $17.74
                                             =======      =======     =======      =======     =======      =======

Total return                               15.6% (1)<F8>    15.8%       28.3%        24.1%        3.3%        11.8%
Ratios/Supplemental Data:
 Net assets at end of period (in thousands)  $55,842      $42,121     $28,981      $20,868     $16,582      $15,458
 Expenses, excluding provision for
   taxes, to average net assets             1.3% (2)<F9>     1.4%        1.5%         1.7%        1.7%         1.7%
 Net investment income (loss) before
   taxes to average net assets              0.3% (2)<F9>   (0.4)%      (0.3)%       (0.6)%      (0.3)%       (0.3)%
 Portfolio turnover rate                       16.9%        41.0%       45.6%        37.9%       99.0%        43.2%
 Average commission rate per share           $0.0605      $0.0634         n/a          n/a         n/a          n/a

(1)<F8>Not annualized
(2)<F9>Annualized

 The accompanying notes to financial statements are an integral part of this statement.


NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES:

  Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

  The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  (a) Investment and shareholder transactions are recorded on a trade date basis.

  (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

  (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

  (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

  Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 16,551 shares or 1.1% of the outstanding common stock of the Fund at December 31, 1997.

  The non-affiliated directors receive a fee of $2,000 annually.

  The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

  Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

  During the six months ended December 31, 1997, purchases of securities other than short-term investments were $20,312,200. Sales of such securities for that period were $6,995,807.

  Cost of investments is the same for financial reporting purposes as for Federal income tax purposes. At December 31, 1997, on a tax basis, gross unrealized appreciation of investments was $18,666,545 and unrealized depreciation of investments was $899,428.

(4)  INCOME TAXES:

  No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

  On December 29, 1997, the Fund distributed short-term and long-term capital gains of approximately $0.09 and $1.40 per share, respectively.

   INVESTMENT ADVISER
     Fasciano Company, Inc.

   ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050

   TRANSFER AGENT, DIVIDEND DISBURSING
   AGENT, ADMINISTRATOR AND CUSTODIAN
     Firstar Trust Company
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois
   Legal Counsel
     Bell, Boyd & Lloyd
     Chicago, Illinois

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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